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                                                                    EXHIBIT 10.5


                                   [Form of]
                            DEBT INDEMNITY AGREEMENT

                  This DEBT INDEMNITY AGREEMENT (the "AGREEMENT") dated as of -, 2000, by and among Microsoft Corporation, a Washington corporation (together with its successors and permitted assigns "MICROSOFT CORP."), Sumitomo Corporation, a company organized under the laws of Japan (together with its successors and permitted assigns, "SUMITOMO"), and Liberty Media Corporation, a Delaware corporation ("LMC") and Jupiter Telecommunications Co., Ltd. a corporation organized under the laws of Japan ("JUPITER").

                                    RECITALS

                  WHEREAS, upon the IPO (as defined below), Sumitomo, Microsoft Holdings V, Inc., a Nevada corporation and a wholly owned subsidiary of Microsoft Corp. (together with its successors and permitted assigns, "MICROSOFT"), Itochu Corporation, a company organized under the laws of Japan ("ITOCHU") and Toshiba Corporation, a company organized under the laws of Japan ("TOSHIBA"); Liberty Jupiter, Inc., a Delaware corporation ("LJ"), Liberty Japan, Inc., a Delaware corporation ("LIBERTY JAPAN") (LJ and Liberty Japan are referred to herein collectively as "LIBERTY MEDIA") will be the owners of Jupiter Equity Securities.

                  WHEREAS, Sumitomo has entered into agreements to guarantee certain debt obligations of Jupiter.

                  WHEREAS, Microsoft has entered into agreements to guarantee certain debt obligations of TITUS Communications Corporation, a corporation organized under the laws of Japan and a wholly-owned subsidiary
(kanzen-kogaisha) of Jupiter ("TITUS").

                  WHEREAS, Microsoft, Sumitomo and LMC have previously entered into a debt indemnity agreement with respect to the guarantee of Indebtedness of TITUS and Jupiter (the "ORIGINAL AGREEMENT").

                  WHEREAS, the parties are entering into this Agreement in connection with the failure to discharge the guarantees which were the subject of the Original Agreement prior to the IPO.

                  IT IS HEREBY AGREED as follows:

                                   ARTICLE I.
                               CERTAIN DEFINITIONS

         1.1 Specific Definitions. In addition to those terms defined in the text, for purposes of this Agreement, the following terms shall have the meanings set forth below:

                  "ASSOCIATE": means in relation to any person, another company, corporation, partnership, joint venture, firm and/or any other person (other than a director or officer of such person) in which the Parent of such person directly or indirectly (i) owns Equity Securities of such other person entitling it to cast fifty percent (50%) or more of the total votes entitled to be cast generally for the election of directors (or persons of a similar position) of such other person


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by all the holders of such Equity Securities or (ii) otherwise has the power to control or direct the management of such other person through a management agreement or other contractual arrangement that grants management and operational control irrespective of voting power or equity ownership.

                  "BACK-UP INDEMNTIY": means the back-up indemnity obligations set forth in Section 3.1.

                  "BUSINESS PLAN": means the business plan of Jupiter as approved by the board of directors of Jupiter.

                  "EFFECTIVE DATE": means the date of this Agreement.

                  "EQUITY SECURITIES": means in relation to any Person, any shares of, or other equity interests in, such Person that entitle the holder thereof to vote generally for the election of directors (or persons of a similar position) of such Person.

                  "GUARANTEE" means any obligation contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness of any Person and any obligation, direct or indirect, contingent or otherwise, of such Person
(i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation of such Person (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take-or-pay or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part).

                  "GUARANTORS": means a person that has guaranteed of Jupiter Debt and/or TITUS Debt that is party to this Agreement each, a "GUARANTOR".

                  "INDEBTEDNESS": means, as to any Person, any loan, debt, bond, note, loan stock, debenture or other obligation for borrowed moneys, any obligation under any hire purchase, conditional sale or title retention agreement or lease (other than for payment of rent and service charges not exceeding a commercial rate under any lease of real property), any liability in respect of any acceptance credit or note or bill discounting facility, any amount of consideration left outstanding by way of loan or otherwise under any agreement for the sale or purchase of assets and/or the supply of services (other than normal trade credit) and any guarantee, indemnity or security.

                  "INDEMNITY PAYMENTS": means the LMC-Microsoft Indemnity Payment, the LMC-Sumitomo Indemnity Payment, the Microsoft-LMC Indemnity Payment, the Microsoft-Sumitomo Indemnity Payment; the Sumitomo-LMC Indemnity Payment and the Sumitomo-Microsoft Indemnity Payment, and each an "INDEMNITY PAYMENT".

                  "IPO": means the consummation of the first public offering of the Jupiter Equity Securities representing ten percent (10%) or more of the outstanding Jupiter Equity Securities


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after such offering and listing of such Jupiter Equity Securities on a recognised securities exchange.

                  "JUPITER EQUITY SECURITIES": means in relation to Jupiter, any shares of, or other equity interest in, Jupiter that entitle the holder to vote generally for the election of the directors (or persons having a similar position) of Jupiter.

                  "JUPITER DEBT": means all of the Indebtedness of Jupiter, its Associates and the Jupiter Franchise Systems existing as of the Effective Date other than TITUS Debt.

                  "JUPITER DEBT GUARANTEES": means all of the Guarantees (other than any Back-up Indemnity) of Jupiter Debt issued by the Parties or any of their Associates.

                  "JUPITER MAJOR SHAREHOLDERS' AGREEMENT": means the shareholders' agreement dated the date hereof by and among Sumitomo; LMC; Liberty Media.; Microsoft Corp. and Microsoft as amended from time to time.

                  "LMC-MICROSOFT INDEMNITY PAYMENT": means the indemnity payment owed by LMC to Microsoft Corp. stated in Section 3.1(b)(ii).

                  "LMC-SUMITOMO INDEMNITY PAYMENT": means the indemnity payment owed by LMC to Sumitomo stated in Section 3.1(a)(i).

                  "LMC'S RELATIVE PERCENTAGE ENTITLEMENT": means (i) the Percentage Entitlement of Liberty Media and its Associates, divided by (ii) the sum of the Percentage Entitlements of the Guarantors and their respective Associates multiplied by, (iii) 100.

                  "MICROSOFT'S RELATIVE PERCENTAGE ENTITLEMENT": means (i) the Percentage Entitlement of Microsoft and its Associates, divided by (ii) the sum of the Percentage Entitlements of the Guarantors and their respective Associates multiplied by, (iii) 100.

                  "MICROSOFT-LMC INDEMNITY PAYMENT": means the indemnity payment owed by Microsoft Corp. to LMC stated in Section 3.1(c)(ii).

                  "MICROSOFT-SUMITOMO INDEMNITY PAYMENT": means the indemnity payment owed by Microsoft Corp. to Sumitomo stated in Section 3.1(a)(ii).

                  "PARTY" or "PARTIES" means a party or parties to this Agreement.

                  "PARENT" means with respect to (i) Sumitomo, Sumitomo or its successor (ii) Microsoft, Microsoft Corp. or its successor (iii) Liberty Media, LMC or its successor (iv) Jupiter, Jupiter or its successor, and (v) TITUS, TITUS or its successor.

                  "PERCENTAGE ENTITLEMENT" means in relation to each of Sumitomo, Liberty Media and Microsoft, the percentage (rounded to two decimal places) equal to (i) the total number of votes that such Person and its Associates is entitled to cast generally in the election of directors of Jupiter in respect of Jupiter Equity Securities owned by such Person and its


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Associates, divided by (ii) the total number of votes that all shareholders of
Jupiter are entitled to cast generally in the election of directors in respect of Jupiter Equity Securities, multiplied by (iii) one hundred (100).

                  "PERSON": means any individual, firm, company or other incorporated or unincorporated entity.

                  "RELATIVE PERCENTAGE ENTITLEMENT": means Sumitomo's Relative Percentage Entitlement, LMC's Relative Percentage Entitlement or Microsoft's Relative Percentage Entitlement, as the case may be.

                  "SUMITOMO-LMC INDEMNITY PAYMENT": means the indemnity payment owed by Sumitomo to LMC stated in Section 3.1(c)(i).

                  "SUMITOMO-MICROSOFT CORP. INDEMNITY PAYMENT": means the indemnity payment owed by Sumitomo to Microsoft Corp. stated in Section 3.1(b)(i).

                  "SUMITOMO'S RELATIVE PERCENTAGE ENTITLEMENT": means (i) the Percentage Entitlement of Sumitomo and its Associates, divided by (ii) the sum of the Percentage Entitlements of the Guarantors and their respective Associates multiplied by, (iii) 100.

                  "TITUS DEBT" means all of the Indebtedness of TITUS, its Associates and the TITUS Franchise Systems existing as of the Effective Date.

                  "TITUS DEBT GUARANTEES" means all of the Guarantees (other than any Back-up Indemnity) of TITUS Debt issued by Microsoft Corp. and its Associates.

         1.2 OTHER DEFINITIONAL PROVISIONS.

         (a) The words "hereof", "herein", and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

         (b) The terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

         (c) Capitalized terms used but not defined in this Agreement have the meanings assigned to them in the Jupiter Major Shareholders Agreement.

                                   ARTICLE II.
                                   COVENANTS

         2.1 EXISTING GUARANTEES.

         (a) Sumitomo agrees to maintain in all material respects its obligations as at the Effective Date in relation to the Jupiter Debt Guarantees in accordance with the terms and conditions of such Jupiter Debt Guarantees, provided that on or after the Effective Date,


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Sumitomo, may transfer to LMC up to 50% of the burden of any Jupiter Debt
Guarantees existing at the Effective Date following prior consultation with LMC and the beneficiaries of such Jupiter Debt Guarantees.

         (b) Microsoft Corp. agrees to maintain or cause to be maintained in all material respects its obligations as at the Effective Date in relation to the TITUS Debt Guarantees in accordance with the terms and conditions of such TITUS Debt Guarantees.

         (c) LMC agrees to maintain or cause to be maintained in all material respects its obligations, (if any) as at the Effective Date in relation to any Jupiter Debt Guarantees transferred to it by Sumitomo in accordance with the terms and conditions of such Jupiter Debt Guarantees as at the time of the applicable transfer.

         2.2 FINANCING DISCUSSIONS

         2.3 RELEASE OF GUARANTEES

                  The Parties agree to discuss, in good faith from time to time, strategies with respect to Jupiter obtaining adequate financing.

                  Each of the Parties shall cooperate in good faith with each other in order to attempt to obtain the release of all Jupiter Debt Guarantees and TITUS Debt Guarantees in exchange for commercially reasonable alternative funding methods.

         2.4 PRIOR CONSULTATION.

         (a) In the event that a claim has been made against Sumitomo or any of its Associates in respect of a Jupiter Debt Guarantee, Sumitomo shall promptly notify Microsoft Corp. and LMC and shall, to the extent reasonably practicable, not make payment with respect to such claim without first consulting with Microsoft Corp. and LMC with respect to such claim.

         (b) In the event that a claim has been made against Microsoft Corp. or any of its Associates in respect of a TITUS Debt Guarantee or a Jupiter Debt Guarantee, Microsoft Corp. shall promptly notify Sumitomo and LMC and shall, to the extent reasonably practicable, not make payment with respect to such claim without first consulting with Sumitomo and LMC with respect to such claim.

         (c) In the event that a claim has been made against LMC or any of its Associates in respect of a Jupiter Debt Guarantee, LMC shall promptly notify Sumitomo and Microsoft Corp. and shall, to the extent reasonably practicable, not make payment with respect to such claim without first consulting with Sumitomo and Microsoft Corp. with respect to such claim.

                                  ARTICLE III.
                                   INDEMNITY

         3.1 BACK-UP INDEMNITY AGREEMENT.


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         (a) Subject to the provisions of Section 2.4(a), upon written demand,
Sumitomo shall have the right to recover (i) from LMC, an amount equal to LMC's Relative Percentage Entitlement of any payments made by Sumitomo or its Associates under any Jupiter Debt Guarantee issued by Sumitomo or its Associates with interest from and including the date of payment by Sumitomo to but excluding the date of payment by LMC at the Citibank, Tokyo prime rate for Japanese Yen and (ii) from Microsoft Corp., an amount equal to Microsoft's Relative Percentage Entitlement of any payments made by Sumitomo or its Associates under any Jupiter Debt Guarantee issued by Sumitomo with interest from and including the date of payment by Sumitomo or its Associates to but excluding the date of payment by Microsoft Corp. at the Citibank, Tokyo prime rate for Japanese Yen.

         (b) Subject to the provisions of Section 2.4(b), upon written demand, Microsoft Corp. shall have the right to recover (i) from Sumitomo, an amount equal to Sumitomo's Relative Percentage Entitlement of any payments made by Microsoft Corp. or its Associates under any TITUS Debt Guarantee or Jupiter Debt Guarantee issued by Microsoft Corp. or its Associates with interest from and including the date of payment by Microsoft Corp. to but excluding the date of payment by Sumitomo or Jupiter, as applicable at the Citibank, Tokyo prime rate for Japanese Yen; and (ii) from LMC, an amount equal to LMC's Relative Percentage Entitlement of any payments made by Microsoft Corp. or its Associates under any TITUS Debt Guarantee or Jupiter Debt Guarantee issued by Microsoft Corp. or its Associates, together in each case with interest from and including the date of payment by Microsoft Corp. to but excluding the date of payment by Sumitomo or Jupitor, as applicable at the Citibank, Tokyo prime rate for Japanese Yen.

         (c) Subject to the provisions of Section 2.4(c), upon written demand, LMC shall have the right to recover (i) from Sumitomo, an amount equal to Sumitomo's Relative Percentage Entitlement of any payments made by LMC or its Associates under any Jupiter Debt Guarantee issued by LMC or its Associates with interest from and including the date of payment by Sumitomo to but excluding the date of payment by Sumitomo at the Citibank, Tokyo prime rate for Japanese Yen and (ii) from Microsoft Corp., an amount equal to Microsoft's Relative Percentage Entitlement of any payments made by LMC or its Associates under any Jupiter Debt Guarantee issued by LMC or its Associates with interest from and including the date of payment by LMC to but excluding the date of payment by Microsoft Corp. at the Citibank, Tokyo prime rate for Japanese Yen.

                                  ARTICLE IV.
                                      FEES

         4.1 GUARANTEE AND INDEMNITY FEES

         (a) As consideration for the Guarantors entering into the Jupiter Debt Guarantees and the TITUS Debt Guarantees in respect of the Jupiter Debt or the TITUS Debt, as the case may be, Jupiter agrees to pay each of the Guarantors a fee (the "Fee") payable ten business days after the last day of each calendar quarter in arrears equal to (i) 1.0% of the total Jupiter Debt and TITUS Debt that is subject to a Jupiter Debt Guarantee and/or TITUS Debt Guarantee given by such Guarantor ("TOTAL GUARANTEED DEBT").


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         (b) Each Guarantor agrees to pay to each person that provides a Back-up
Indemnity in respect of Jupiter Debt Guarantees and TITUS Debt Guarantors given by such Guarantor, a fee (the "BACK-UP INDEMNITY FEE") payable ten business days after receipt of payment by the Guarantor of the Guarantee Fee equal to 0.75% of the Total Guaranteed Debt multiplied by the Relative Percentage Entitlement of the person providing the Back-up Indemnity.

         (c) For the purposes of calculating the Guarantee Fee and the Back-up Indemnity Fee, the Total Guaranteed Debt shall be equal to the average of the Total Guaranteed Debt outstanding on the last day of the month of each of the three months comprising the relevant calendar quarter. The Guarantee Fee and the Back-up Indemnity Fee shall be payable in Yen.

                                   ARTICLE V.
                           EFFECTIVENESS; TERMINATION

         5.1 TERMINATION; EFFECT OF TERMINATION.

         (a) This Agreement shall terminate upon the payment in full of the TITUS Debt, the Jupiter Debt and full discharge of the Indemnity Payments under this Agreement.

         (b) Upon a termination of this Agreement, no Party shall have any further obligation to the other parties pursuant to this Agreement, except (i) to fully discharge each Indemnity Payment, Back-up Indemnity Fee or, in the case of Jupiter, Guarantee Fee (or any part of a Guarantee Fee or Back-up Indemnity Fee that is accruing on a daily basis up to the date of termination but not yet payable) owed by it, as the case may be, and (ii) with respect to any prior breach hereof.

                                   ARTICLE VI.
                                   ASSIGNMENT

                  Any Party hereto may assign all of the relevant portion of its rights and obligations hereunder in connection with a transfer of Jupiter Equity Securities permitted under the Jupiter Major Shareholders' Agreements if the Person to whom such obligation or portion thereof is to be assigned has, by itself or together with any credit enhancements, a credit risk reasonably comparable to or better than the transferor.

                                  ARTICLE VII.
                            MISCELLANEOUS PROVISIONS

         7.1 AMENDMENT AND MODIFICATION.

                  This Agreement may be amended, modified or supplemented at any time by mutual written agreement of the Parties hereto. This Agreement may be amended only by an instrument in writing signed on behalf of the Parties hereto.


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         7.2 EXTENSION; WAIVER.

                  Any agreement on the part of any Party to any extension of time for the performance of any of the obligations or other acts of the other Party or waive compliance with any obligation, covenant or agreement contained herein shall be valid only if set forth in an instrument in writing signed on behalf of the Party entitled to the benefits of such extended or waived term or provision.

         7.3 ENTIRE AGREEMENT; ASSIGNMENT.

         Upon the Effective Date, this Agreement:

         (a) and the Jupiter Major Shareholders Agreement constitute the entire agreement among the Parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof;

         (b) shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

         7.4 SEVERABILITY.

                  The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons, entities or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

         7.5 NOTICES.

                  All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile transmission (with written confirmation) or three (3) days after being mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses and fax numbers (or at such other address for a party as shall be specified by like notice; provided that notices of a change of address shall be effective only upon receipt thereof):

         (a) if to Jupiter, to

             Jupiter Telecommunications Co., Ltd.
             Higashi-Ikebukuro Building
             4-41-24, Higashi Ikebukuro
             Toshima-Ku, Tokyo 170-0013


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             Japan

             with copies to:

             Latham & Watkins
             99 Bishopsgate,
             London, EC2M 3XF
             United Kingdom

             Attention:  David Miles
             Fax:+44 20 7374 4460

         (b) if to Sumitomo, to:

             Sumitomo Corporation
             1-2-2 Hitotsubashi
             Chiyoda-ku, Tokyo 100-8601
             Japan

             Attention: Tsuguhito Aoki
             General Manager,
             CATV & Satellite Business Dept.

             Fax:+81 3 3217 7049

             with a copy to:

             Attention: Naoki Saito
             Deputy General Manager,
             Legal Dept.

             Fax:+81 3 3217 5277

         (c) if to LMC, to:

             Liberty Media International, Inc.
             9197 South Peoria Street,
             Englewood, Colorado  80112
             USA

             Attention: Chief Financial Officer
             Fax:+1 720 875 4983

             with copies to:

             Attention: Elisa Erickson


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             Fax:+1 720 875 5858

         (d) if to Microsoft Corp., to:

             Microsoft Corporation
             One Microsoft Way
             Redmond, Washington 98052-6399
             USA

             Telephone:(425) 936-5266
             Fax:(425) 936-2625
             Attention: Chief Financial Officer

             with copies to:
             Sullivan & Cromwell
             125 Broad Street
             New York, New York 10004
             USA

             Telephone:(212) 558-4000
             Fax:(212) 558-3588
             Attention: Duncan C. McCurrach

         7.6 GOVERNING LAW.

                  This Agreement shall be governed by and construed in accordance with the laws of Japan.

         7.7 DESCRIPTIVE HEADINGS.

                  The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

         7.8 COUNTERPARTS.

                  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement shall be effective upon execution and delivery of either manually signed or facsimile signed signature pages.

         7.9 PARTIES IN INTEREST.

                  This Agreement shall be binding upon and inure solely to the benefit of each Party hereto and their respective successors and assigns and nothing in this Agreement, express or implied, is intended by or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.


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IN WITNESS WHEREOF, the undersigned has caused this Agreement to be signed by its duly authorized officers as of the date first above written.

                                                     SUMITOMO CORPORATION



                                       By:_____________________________________
                                       Name:
                                       Title:

                                       LIBERTY MEDIA CORPORATION



                                       By:_____________________________________
                                       Name:
                                       Title:

                                       MICROSOFT CORPORATION



                                       By:_____________________________________
                                       Name:
                                       Title:

                                       JUPITER TELECOMMUNICATIONS CO., LTD.



                                       By:_____________________________________
                                       Name:
                                       Title:


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